CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowance for doubtful accounts		$ 621
Ordinary shares, par value per share	$ 0.000001	$ 0.000001
Ordinary shares, shares authorized	2,000,000,000	2,000,000,000
Ordinary shares, shares issued	408,985,092	413,985,636
Ordinary shares, shares outstanding	408,985,092	413,985,636